Exhibit 10.4

FORM OF

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”) is made as of the 10th day of November 2023, by and between Duos Technologies Group, Inc., a Florida corporation (the “Company”), and the investor signatory hereto (the “Investor”).

WHEREAS, on August 2, 2023, the Company issued shares of Series F Convertible Preferred Stock (“Series F Preferred Stock”), par value $0.001 per share;

WHEREAS, on the date hereof, the Investor owns ______ shares of Series F Preferred Stock, with an aggregate stated value of $________ (the “Existing Securities”);

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and in reliance on Section 3(a)(9) of the Securities Act, the Company desires to exchange with the Investor, and the Investor desires to exchange with the Company, the Existing Securities for shares of Series E Convertible Preferred Stock, par value $0.001 per share (the “Exchange Securities”); and

WHEREAS, the Company and the Investor acknowledge that the issuance of shares of Common Stock underlying the Exchange Securities in excess of 19.99% of the issued and outstanding Common Stock is subject to the approval of the stockholders of the Company pursuant to the applicable rules and regulations of the Nasdaq Stock Market (or any successor entity) and the terms of the Exchange Securities (the “Stockholder Approval”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Exchange. On the Closing Date (as defined below), subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall, pursuant to Section 3(a)(9) of the Securities Act, exchange the Existing Securities for the Exchange Securities. For each share of the Existing Securities surrendered to the Company, the Company shall issue to the Investor one share of the Exchange Securities. Subject to the conditions set forth below, the Exchange shall take place at the offices of Shutts & Bowen LLP or such other location as the parties shall mutually agree, on the date hereof, or at such other time and place as the Company and the Investor mutually agree (the “Closing” and the “Closing Date”). At the Closing, the following transactions shall occur (such transactions in this Section 1, the “Exchange”):

1.1 On the Closing Date, in exchange for the Existing Securities, the Company shall deliver the Exchange Securities to the Investor or its designee in accordance with the Investor’s delivery instructions set forth on the Investor signature page hereto. Upon receipt of the Exchange Securities in accordance with this Section 1.1, all of the Investor’s rights under the Existing Securities shall be extinguished. The Investor shall tender to the Company the Existing Securities within three Trading Days of the Closing Date.

1.2 On the Closing Date, the Investor shall be deemed for all corporate purposes to have become the holder of record of the Exchange Securities, irrespective of the date such Exchange Securities are delivered to the Investor in accordance herewith. As used herein, “Trading Day” means any day on which the Common Stock is traded on the NASDAQ Capital Market, or, if the NASDAQ Capital Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded (“Trading Market”).

1.3 The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange.

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1.4 The Company shall hold a special meeting of stockholders (which may also be the annual meeting of stockholders) at the earliest practical date, but in no event later than 120 days following the Closing Date (150 days in the event of a review of the proxy statement by the Commission), for the purpose of obtaining Stockholder Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. The Company shall use best efforts to obtain Stockholder Approval. If the Company does not obtain Stockholder Approval at the first meeting, the Company shall call a meeting every four months thereafter to seek Stockholder Approval until Stockholder Approval is obtained. Prior to any such stockholder meeting, the Company shall timely file a proxy statement pursuant to Section 14(a) of the Exchange Act in compliance in all material respects with the provisions of the Company’s bylaws and all applicable law.

2. Closing Conditions.

2.1 Conditions to Investor’s Obligations. The obligation of the Investor to consummate the Exchange is subject to the fulfillment, to the Investor’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b) Issuance of Securities. At the Closing, the Company shall issue the Exchange Securities on the books and records of the Company registered in the name of the Investor.

(c) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(d) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(e) Registration Rights Agreement. The Company and the Investor shall have entered into a registration rights agreement in form and substance satisfactory to the Investor.

(f) Listing of Exchange Securities. The Company shall have secured the listing or designation for quotation (as applicable) of all of the shares of Common Stock underlying the Exchange Securities, upon each national securities exchange and automated quotation system, if any, upon which the shares underlying the Exchange Securities are then listed or designated for quotation (as applicable).

(g) Opinion. An opinion of Company counsel in form and substance reasonably satisfactory to the Investor.

2.2 Conditions to the Company’s Obligations. The obligation of the Company to consummate the Exchange is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the date hereof and on and as of the Closing Date as if made on and as of such date.

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(b) No Actions. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or authority or legislative body to enjoin, restrain, prohibit, or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(c) Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

3. Representations and Warranties of the Company. The Company hereby makes the same representations and warranties to the Investor as are set forth in Article III of the Securities Purchase Agreement, dated as of the date hereof, between the Company and each purchaser identified on the signature pages thereto (the "Purchase Agreement"), mutatis mutandis, and such representations and warranties are incorporated by reference herein. All references to the "Purchaser" shall refer to the "Investor," all references to the "Shares" shall refer to the "Exchange Securities," and all references to the "Conversion Shares" shall refer to the shares of Common Stock underlying the Exchange Securities.

4. Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

4.1 Authorization. The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

4.2 Accredited Investor Status; Investment Experience. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Exchange Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Exchange Securities.

4.3 Reliance on Exemptions. The Investor understands that the Exchange Securities are being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

4.4 Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and issuance of the Exchange Securities which have been requested by the Investor. The Investor has had the opportunity to review the Company’s filings with the Securities and Exchange Commission. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Exchange Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Exchange Securities. The Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Exchange Securities and the transactions contemplated by this Agreement.

4.5 No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchange Securities or the fairness or suitability of the investment in the Exchange Securities nor have such authorities passed upon or endorsed the merits of the offering of the Exchange Securities.

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4.6 Validity; Enforcement; No Conflicts. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law or public policy. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (iii) result in a material violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Investor, except in the case of clause (ii) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

4.7 Ownership of Existing Securities. The Investor owns and holds, beneficially and of record, the entire right, title, and interest in and to the Existing Securities set forth on the signature page hereto free and clear of all rights and Liens (as defined below). The Investor has full power and authority to transfer and dispose of the Existing Securities to the Company free and clear of any right or Lien. Other than the transactions contemplated by this Agreement, there is no outstanding vote, plan, pending proposal, or other right, of any Person to acquire all or any part of the Existing Securities or any shares of Common Stock issuable upon conversion of the Existing Securities, except for any Liens set forth on the Company’s organizational documents or agreements with Investor. As used herein, “Liens” shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

4.8 No Consideration Paid. No commission or other remuneration has been paid by the Investor (or any of its agents or affiliates) to the Company related to the Exchange.

5. Additional Covenants.

5.1 Disclosure. The Company shall, within the time required by the Securities Exchange Act of 1934, as amended, file with the United States Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K or Quarterly Report on Form 10-Q (either such filing, the “SEC Filing”) disclosing all material terms of the transactions contemplated hereby. From and after the issuance of the SEC Filing, the Investor shall not be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the SEC Filing. The Company shall not, and shall cause its officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company from and after the filing of the SEC Filing without the express written consent of the Investor. In addition, effective upon the filing of the SEC Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate. The Company and Investor shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor Investor shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Investor, or without the prior consent of Investor, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Investor, or include the name of Investor in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of Investor, except: (a) as required by federal securities law in connection with (i) any registration statement contemplated by the Registration Rights Agreement and (ii) the filing of final Transaction Documents (as such term is defined in the Purchase Agreement) with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide Investor with prior notice of such disclosure permitted under this clause (b).

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5.2 Listing. The Company shall use its best efforts to maintain the listing or designation for quotation (as applicable) of all of the shares of Common Stock underlying the Exchange Securities upon each national securities exchange and automated quotation system on which the Common Stock is currently listed or designated while such securities are outstanding.

5.3 Tacking. Subject to the truth and accuracy of the Investor’s representations set forth in Section 4 of this Agreement, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Exchange Securities issued in the Exchange will tack back to the original issue date of the Existing Securities pursuant to Rule 144 and the Company agrees not to take a position to the contrary.

6. Miscellaneous.

6.1 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Investor (other than by merger). Investor may assign any or all of its rights under this Agreement to any Person to whom Investor assigns or transfers any Exchange Securities or shares of Common Stock underlying the Exchange Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Exchange Securities or shares of Common Stock, by the provisions of the Transaction Documents that apply to the Investor.

6.2 Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of the Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party hereto shall commence an action or proceeding to enforce any provisions of  the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8 of the Purchase Agreement, the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

6.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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6.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

Duos Technologies Group, Inc.
Attn: Andrew W. Murphy
7660 Centurion Parkway, Suite 100
Jacksonville, Florida 33256
Email: awm@duostech.com

Facsimile: __________________

With a copy to:

Shutts & Bowen LLP
200 South Biscayne Boulevard, Suite 4100
Miami, Florida 33131
Facsimile: (305) 347-7767

Email: TCookson@shutts.com

If to the Investor, to its address, facsimile number and email address set forth on its signature page hereto, or to such other address, facsimile number and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

6.5 Finder’s Fees. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. The Investor shall indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees or representatives is responsible. The Company shall indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

6.6 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Exchange Securities or shares of Common Stock to the Investor.

6.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Investor and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

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6.8 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.9 Entire Agreement. This Agreement and the Transaction Documents, together with the exhibits and schedules thereto, represent the entire agreement and understanding between the parties concerning the Exchange and the other matters described herein and therein and supersedes and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

6.10 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, by electronic mail (including “.pdf” or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., docusign.com) or other transmission method, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if it were an original thereof.

6.11 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

6.12 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as set forth in Section 4.8 of the Purchase Agreement.

6.13 Survival. The representations, warranties and covenants of the Company and the Investor contained herein shall survive the Closing and delivery of the Exchange Securities.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, Investor and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.15 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.16 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURES ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY

DUOS TECHNOLOGIES GROUP, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Investor:

Signature of Authorized Signatory of Investor:
Name of Authorized Signatory:

Title of Authorized Signatory:
Email Address of Authorized Signatory:
Facsimile Number of Authorized Signatory:

Address for Notice to Investor:
Address for Delivery of Exchange Securities to Investor (if not same as address for notice):

Shares of Series F Preferred Stock Surrendered:

Stated Value of Series F Preferred Stock Surrendered: $